Exhibit 10.2
EXECUTION COPY
SECURITY AGREEMENT
Dated June 24, 2009
From
TERREMARK WORLDWIDE, INC.,
and the other Grantors referred to herein,
as Grantors
to
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Trustee
Terremark — Security Agreement

T A B L E O F C O N T E N T S
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Section 25.	Notices, Etc	28

Section 26.	Continuing Security Interest; Assignments and Transfer under the Parity Lien Documents	28

Section 27.	Release; Termination	28

Section 28.	Execution in Counterparts	29

Section 29.	The Mortgages	29

Section 30.	Governing Law	29
Schedules

Schedule I	-	Location, Chief Executive Office, Place Where Agreements Are Maintained, Type of Organization, Jurisdiction of Organization And Organizational Identification Number
Schedule II	-	Pledged Interests and Pledged Debt
Schedule III	-	Assigned Agreements
Schedule IV	-	Locations of Equipment and Inventory
Schedule V	-	Changes in Name, Location, Etc.
Schedule VI	-	Patents, Trademarks and Trade Names, Copyrights and IP Agreements
Schedule VII	-	Account Collateral
Schedule VIII	-	Commercial Tort Claims
Schedule IX	-	Letters of Credit

Exhibits

Exhibit A	-	Form of Security Agreement Supplement
Exhibit B	-	Form of Account Control Agreement (Deposit Account/Securities Account)
Exhibit C	-	Form of Intellectual Property Security Agreement
Exhibit D	-	Form of Intellectual Property Security Agreement Supplement
Terremark — Security Agreement

SECURITY AGREEMENT
     SECURITY AGREEMENT dated June 24, 2009 (this “Agreement”) made by Terremark Worldwide, Inc., a Delaware corporation (the “Company”), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 24) (the Company and the Persons so listed and the Additional Grantors being, collectively, the “Grantors”), to U.S. Bank National Association, (“US Bank”), as collateral trustee (in such capacity, together with any successor collateral trustee appointed pursuant to the Collateral Trust Agreement (as hereinafter defined), the “Collateral Trustee”) for the Parity Lien Representatives and the holders of Parity Lien Obligations (each as defined in the Collateral Trust Agreement and collectively, together with the Collateral Trustee, the “Secured Parties”).
     PRELIMINARY STATEMENTS:
     (1) The Company and the other Grantors have entered into an indenture dated as of June 24, 2009 as amended, amended and restated, supplemented and otherwise modified from time to time (the "Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) for the holders of the Company’s Senior Secured Notes due 2017 (including any additional notes that may be issued under the Indenture from time to time and any exchange notes issued in respect of such notes and additional notes, the "Notes"). The Grantors (other than the Company) have guaranteed the obligations of the Company in respect of the Notes pursuant to a note guarantee set forth in the Indenture.
     (2) The Company and the other Grantors may enter into other Parity Lien Documents in respect of additional Parity Lien Obligations to be incurred in the future.
     (3) In order to induce the Trustee to enter into the Indenture and the Parity Lien Representatives and the other holders of the Parity Lien Obligations to enter into the other Parity Lien Documents, the Grantors have agreed to grant, pursuant to the terms of this Agreement, a continuing security interest in and to the Collateral to the Collateral Trustee for the ratable benefit of the Secured Parties to secure the Parity Lien Obligations.
     (4) Each Grantor is the owner of the shares of stock or other Equity Interests (the “Initial Pledged Interests”) set forth opposite such Grantor’s name on and as otherwise described in Part I of Schedule II hereto and issued by the Persons named therein and of the indebtedness (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule II hereto and issued by the obligors named therein.
     (5) The Grantors have opened deposit accounts (the “Deposit Accounts”) with banks, in the name of the applicable Grantor and subject to the terms of this Agreement, as described in Schedule VII hereto.
     (6) The Company is the beneficiary under certain letters of credit as described in Schedule IX.
     (7) It is a condition precedent to the entry into the Parity Lien Documents by the Parity Lien Representatives and the other holders of Parity Lien Obligations that the Grantors shall have granted to the Collateral Trustee for the ratable benefit of the Secured Parties the security interest in the Collateral granted under this Agreement.
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     (8) The Collateral Trustee has agreed, pursuant to the terms of the Collateral Trust Agreement, dated as of the date hereof, by and among the Company, the other Grantors, the Collateral Trustee, the Trustee and the other parties party thereto (as amended, amended and restated and otherwise modified from time to time, the “Collateral Trust Agreement”) to accept the grant of a security interest under this Agreement as security for the Parity Lien Obligations (referred to herein as “Secured Obligations”).
     (9) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Indenture and the other Parity Lien Documents.
     (10) Capitalized terms used herein and not otherwise defined in this Agreement are used in this Agreement as defined in the Indenture or the Collateral Trust Agreement. Further, unless otherwise defined in this Agreement or in the Indenture or the Collateral Trust Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. The term “Federal Book Entry Regulations” means (a) the federal regulations contained in Subpart B (“Treasury/Reserve Automated Debt Entry System (TRADES)”) governing book-entry securities consisting of U.S. Treasury bills, notes and bonds and Subpart D (“Additional Provisions”) of 31 C.F.R. Part 357, 31 C.F.R. § 357.2, § 357.10 through § 357.15 and § 357.40 through § 357.45 and (b) to the extent substantially similar to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.
     NOW, THEREFORE, in consideration of the premises and in order to induce the parties to enter into the Parity Lien Documents from time to time, each Grantor hereby agrees with the Collateral Trustee for the ratable benefit of the Secured Parties as follows:
     Grant of Security. Each Grantor hereby grants to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):
     (a) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC and all software that is embedded in and is part of such equipment (any and all such property being the “Equipment”);
     (b) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC and all software that is embedded in and is part of such inventory (any and all such property being the “Inventory”);
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     (c) all accounts, chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e), (f) or (g) below, being the “Receivables”, and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);
     (d) the following (the “Security Collateral”):
     (i) the Initial Pledged Interests and the certificates, if any, representing the Initial Pledged Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Interests and all warrants, rights or options issued thereon or with respect thereto;
     (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;
     (iii) all additional shares of stock and other Equity Interests from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Interests, being the “Pledged Interests”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto;
     (iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and
     (v) all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;
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     (e) each of the agreements listed on Schedule III hereto, each IP Agreement (as hereinafter defined) and each Hedging Obligation to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral”);
     (f) the following (collectively, the “Account Collateral”):
     (i) the Deposit Accounts, any cash collateral account referred to in Section 12 hereof (a “Cash Collateral Account”) and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Deposit Accounts or any such Cash Collateral Account;
     (ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustee for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and
     (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;
     (g) the following (collectively, the “Intellectual Property Collateral”):
     (i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”);
     (ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered, together, in each case, with the goodwill symbolized thereby (“Trademarks”);
     (iii) all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);
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     (iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);
     (v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;
     (vi) all registrations and applications for registration for any of the foregoing (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), including, without limitation, those registrations and applications for registration set forth in Schedule VI hereto (as such Schedule VI may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of Exhibit D hereto (an “IP Security Agreement Supplement”) executed by such Grantor to the Collateral Trustee from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;
     (vii) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;
     (viii) all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary, including, without limitation, the agreements set forth in Schedule VI hereto (“IP Agreements”); and
     (ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;
     (h) all commercial tort claims described in Schedule VIII hereto (collectively the “Commercial Tort Claims Collateral”);
     (i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and
     (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 1 and this clause (j)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash;
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provided, however, that (i) any pledge pursuant to the provisions of this Section 1 of the capital stock or other Equity Interests in any Subsidiary that is not a Domestic Subsidiary, where such Subsidiary is a “controlled foreign corporation” under Section 957 of the U.S. Internal Revenue Code and the pledge of any greater percentage would result in material adverse tax consequences to the Company, shall be limited to 65% of such capital stock or other Equity Interests (or such greater percentage as shall not result in such material adverse tax consequences), (ii) notwithstanding anything to the contrary contained in clause (g) above, Intellectual Property Collateral shall not include intellectual property in relation to which any applicable law or regulation, or any agreement with a domain name registrar or any other Person entered into by the Grantor in the ordinary course of business and existing on the date hereof, prohibits the creation of a security interest therein or would otherwise invalidate such Grantor’s right, title or interest therein; (iii) the security interest granted herein shall not extend to and the term “Collateral” shall not include any lease, license, contract, property rights or agreements to which any Grantor is a party or any of its rights (including property rights with respect to the equipment) or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (x) the abandonment, invalidation or unenforceability of any right, title or interest of any debtor therein or (y) in a breach or termination pursuant to the terms of, or a default under any such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, or agreement that does not result in any of the consequences specified in (x) or (y) above; (iv) the Collateral shall not include any interests of the Company or any Grantor in any contract, license, permit, authorization or franchise with government authorities relating to the Permitted Business (as defined in the Indenture); provided that the security interest granted under this Agreement shall attach to any contract, license, permit, authorization or franchise relating to the Permitted Business, to which the applicable governmental authority has consented to the grant of a security interest under the Security Documents; and (v) after-acquired property designated as an “Excluded Asset” pursuant to the Indenture (the items described in the foregoing clauses (ii) through (v) collectively, the “Excluded Assets”). Notwithstanding the immediately preceding sentence, if at any time such property or asset ceases to be an Excluded Asset, then the right to receive, and any interest in, all proceeds of, or monies or other consideration received from or attributable to the sale, transfer, assignment or other disposition of such assets shall not constitute Excluded Assets. Notwithstanding the foregoing, the Collateral shall include (and Excluded Assets shall be deemed to exclude) (x) the right to receive all proceeds derived from the sale, assignment, transfer or transfer of control of Excluded Assets (unless such right independently constitutes Excluded Assets) and (y) proceeds of Excluded Assets (unless such proceeds independently constitute Excluded Assets)
     Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Secured Obligations of such Grantor now or hereafter existing under the Parity Lien Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Parity Lien Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.
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     Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Trustee of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Parity Lien Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Trustee. With respect to certificates or instruments representing or evidencing Security Collateral that are currently in possession of a prior collateral agent, within 10 days of the date hereof, such certificates or instruments shall be delivered to the Collateral Trustee, or if such certificates or instruments cannot be located, an affidavit of loss in respect of such certificates in a mutually agreed form shall be delivered to the Collateral Trustee and new certificates evidencing such pledged equity and such pledged debt shall be issued by the Company and each other applicable Grantor and shall be delivered to the Collateral Trustee. The parties acknowledge that the Collateral Trustee shall not have any responsibility with respect to such certificates or instruments until taking possession thereof in accordance with the terms herein. Upon the occurrence and during the continuance of any event or condition which, under the terms of any Parity Lien Document, causes or permits the holders of any Parity Lien Obligations to cause such Parity Lien Obligations to become immediately due and payable (with the giving of notice or passage of time or both) (a “Parity Lien Event of Default”), the Collateral Trustee shall have the right (i) at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations and (ii) at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Trustee or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 14(a).
     (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof (or, if the issuer thereof is not a Subsidiary of such Grantor, will use commercially reasonable efforts to cause the issuer thereof) either (i) to register the Collateral Trustee as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustee that such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Trustee. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Trustee upon the occurrence and during the continuance of a Parity Lien Event of Default, such Grantor will notify each such issuer of Pledged Interests pledged by such Grantor that such Pledged Interests is subject to the security interest granted hereunder.
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     (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Trustee is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Trustee as the entitlement holder of such security entitlement against such securities intermediary or (ii) no later than 60 days after the date hereof (or such later date as may be specified by the Collateral Trustee in its sole discretion), to agree in an authenticated record with such Grantor and the Collateral Trustee that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Trustee without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee.
     (d) No Grantor will change or add any securities intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.
     (e) Upon delivery of a written request of the Collateral Trustee upon the occurrence and during the continuance of a Parity Lien Event of Default, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt pledged by such Grantor is subject to the security interest granted hereunder.
     Section 5. Maintaining the Account Collateral. So long as any Secured Obligation , if applicable, any Hedging Obligation (as defined in any Parity Lien Document) secured by the Collateral or commitment to advance funds to a Grantor which if advanced would constitute Secured Obligations shall be in effect:
     (a) No later than sixty (60) days after the date hereof, as such date may be extended on the terms permitted by the Indenture or Collateral Trust Agreement, at all times thereafter, each Grantor will maintain all Account Collateral only with the Collateral Trustee or with a bank (the “Pledged Account Bank”) that has agreed, in a record authenticated by the Grantor, the Collateral Trustee and the Pledged Account Bank, to (A) comply with instructions originated by the Collateral Trustee directing the disposition of funds in the Account Collateral without the further consent of the Grantor following the occurrence of a Parity Lien Event of Default and (B) waive or subordinate in favor of the Collateral Trustee all claims of the Pledged Account Bank (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance reasonably satisfactory to the Collateral Trustee (an “Account Control Agreement”); provided that, with respect to any newly created Account Collateral, each Grantor will be required to comply with the foregoing requirements with respect to such newly created Account Collateral no later than sixty (60) days after the creation of such Account Collateral; provided further, that no Account Control Agreement shall be required in respect of deposit, checking or securities accounts the individual balance of which does not exceed $2,500,000 and does not exceed, when aggregated with the balance of all other such deposit, checking and securities accounts for which no corresponding Account Control Agreement is in effect, $10,000,000.
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     (b) Each Grantor agrees that it will not add any bank that maintains a deposit account for such Grantor or open any new deposit account with any then existing Pledged Account Bank unless, (A) the Collateral Trustee shall have received at least 10 days’ prior written notice of such additional bank or such new deposit account and (B) the Collateral Trustee shall have received, in the case of a bank or Pledged Account Bank that is not the Collateral Trustee, an Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new deposit account (and, upon the receipt by the Collateral Trustee of such Account Control Agreement or supplement, Schedule VII hereto shall be automatically amended to include such Deposit Account). Upon a Grantor’s termination of any bank as a Pledged Account Bank or termination of any Account Collateral, such Grantor shall promptly give notice of such termination to the Collateral Trustee and deliver to the Collateral Trustee and the Trustee a certificate of an acceptable officer of such Grantor detailing the Account Collateral to be terminated and certifying that such termination is permitted under the Secured Debt Documents (and, upon such termination, Schedule VII hereto shall be automatically amended to delete such Pledged Account Bank and Deposit Account); provided, however, that, unless the Collateral Trustee has given its express consent, no Grantor may (1) terminate any bank as a Pledged Account Bank with respect to any Cash Collateral Account, (2) terminate any Cash Collateral Account, or (3) terminate any bank as a Pledged Account Bank if a Parity Lien Event of Default has occurred and is continuing.
     (c) Upon any termination by a Grantor of any Deposit Account by such Grantor, or any Pledged Account Bank with respect thereto, such Grantor will immediately (i) transfer all funds and property held in such terminated Deposit Account to another Deposit Account listed in Schedule VII or to a Cash Collateral Account and (ii) notify all Persons obligated at any time to make any payment to such Grantor for any reason that were making payments to such Deposit Account to make all future payments to another Deposit Account listed in Schedule VII hereto or to a Cash Collateral Account, in each case so that the Collateral Trustee shall have a continuously perfected security interest in such Account Collateral, funds and property. Each Grantor agrees to terminate any or all Account Control Agreements upon request by the Collateral Trustee.
     (d) The Collateral Trustee shall have sole right to direct the disposition of funds with respect to any Cash Collateral Account; and it shall be a term and condition of any Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to any Cash Collateral Account, that no amount (including, without limitation, interest on Cash Equivalents credited thereto) will, except on the Collateral Trustee’s instructions, be paid or released to or for the account of, or withdrawn by or for the account of, the Company or any other Person from any Cash Collateral Account.
     (e) If a Parity Lien Event of Default shall have occurred and be continuing, the Collateral Trustee may, at any time and without notice to, or consent from, the Grantor, (i) transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Grantor’s obligations under the Parity Lien Documents and (ii) transfer, or direct the transfer of, funds from the Deposit Accounts to a Cash Collateral Account.
     Section 6. Release of Amounts. So long as no Parity Lien Event of Default shall have occurred and be continuing, the Collateral Trustee will pay and release, or direct the applicable Pledged Account Bank to pay and release, to the Company or at its order or, at the request of the Company, to the Trustee to be applied to the Secured Obligations of the Company under the Parity Lien Documents, such amount, if any, as is then on deposit in any Cash Collateral Account to the extent permitted to be released under the terms of the Parity Lien Documents.
     Section 7. Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Secured Obligation shall remain unpaid or unsatisfied, if applicable, any letter of credit or Hedging Obligation secured by the Collateral or commitment to advance funds to a Grantor which if advanced would constitute Secured Obligations shall be in effect shall be in effect:
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     (a) Each Grantor will maintain all (i) electronic chattel paper so that the Collateral Trustee has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records so that the Collateral Trustee has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record (“UETA” ); and
     (b) Each Grantor will promptly give notice to the Collateral Trustee of any material commercial tort claim that such Grantor has from time to time that may arise in the future and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.
     Section 8. Representations and Warranties. Each Grantor represents and warrants as of the date hereof and on the date of incurrence of any new Series of Parity Lien Debt as follows:
     (a) Such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. Within the past 5 years, such Grantor has only the trade names listed on Schedule VI hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not within the last 5 years changed its legal name, as defined in Section 9-503(a) of the UCC, location (within the meaning of Section 9-307 of the UCC), chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule V hereto.
     (b) All of the Equipment and Inventory of such Grantor, other than Equipment and Inventory out for repair, in transit, on consignment or in the possession of lessees in the ordinary course of business, are located at the places specified therefor in Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 10(a). All Security Collateral consisting of certificated securities and instruments with an individual face value in excess of $200,000 have been delivered to the Collateral Trustee; provided that, Security Collateral that is not required to be delivered to the Collateral Trustee pursuant to the foregoing shall not exceed an aggregate face value of $1,000,000. All originals of all chattel paper that evidence Receivables individually or in the aggregate in an amount in excess of $200,000 have been delivered to the Collateral Trustee, in each case to the extent that the delivery thereof to the Collateral Trustee is required under Section 4. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Trustee as required hereunder.
     (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option, or right of others, other than Liens permitted under any Parity Lien Document. No Grantor has authorized the filing of any effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or, to such Grantor’s knowledge, any trade name of such Grantor, as debtor in any recording office and, to the best knowledge of such Grantor, no such financing statement (whether or not authorized by such Grantor) is on file in any recording office, except such as may have been filed in favor of the Collateral Trustee relating to the Parity Lien Documents or as may have been filed in connection with a Lien, claim, option or right of others that is not prohibited under a Parity Lien Document.
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     (d) Such Grantor has exclusive possession and control of the Equipment and Inventory other than Equipment and Inventory out for repair, in transit, on consignment or in the possession of lessees in the ordinary course of business, or stored at any leased premises or warehouse. All leased premises or warehouses storing Equipment and Inventory are so indicated by an asterisk on Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 10(a). In the case of Equipment and Inventory located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any Equipment or Inventory, (ii) issued any document for any of such Grantor’s Equipment or Inventory, (iii) to the Grantor’s knowledge, received notification of any Secured Party’s interest (other than the security interest granted hereunder or under the Parity Lien Documents) in such Grantor’s Equipment or Inventory or (iv) any Lien, claim or charge (based on contract, statute or otherwise) on such Equipment and Inventory, other than Liens created or permitted under the Parity Lien Documents.
     (e) The Pledged Interests pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. With respect to any Pledged Interests that are uncertificated securities, such Grantor has caused (or, in the case of any issuer that is not a Subsidiary of such Grantor, has used commercially reasonable efforts to cause) the issuer thereof either (i) to register the Collateral Trustee as the registered owner of such securities or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustee that such issuer will comply with instructions with respect to such securities originated by the Collateral Trustee without further consent of such Grantor. If such Grantor is an issuer of Pledged Interests, such Grantor confirms that it has received notice of such security interest. The Pledged Debt = pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each issuer thereof, is evidenced by one or more promissory notes (which notes with an individual face value in excess of $200,000 have been delivered to the Collateral Trustee) and is not in default; provided that, notes that are not required to be delivered to the Collateral Trustee pursuant to the foregoing shall not exceed an aggregate face value of $1,000,000.
     (f) The Initial Pledged Interests pledged by such Grantor constitute the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule II hereto.
     (g) All of the investment property owned by such Grantor is listed on Schedule II hereto.
     (h) Such Grantor has no deposit accounts, other than the Account Collateral listed on Schedule VII hereto, as such Schedule VII may be amended from time to time pursuant to Section 5(b), and legal, binding and enforceable Account Control Agreements are in effect for each deposit account that constitutes Account Collateral (other than Account Collateral consisting of deposit accounts maintained with the Collateral Trustee), except to the extent such Account Control Agreements are not required by Section 5(a).
     (i) Such Grantor is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule IX hereto, as such Schedule IX may be amended from time to time.
     (j) All filings and other actions (including, without limitation, (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105 and 9-107 of the UCC and Section 16 of UETA and (B) actions necessary to perfect the Collateral Trustee’s security interest with respect to Collateral evidenced by a certificate of ownership to the extent such actions are required by the terms of this Agreement) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been (or contemporaneously herewith will be) duly made or taken and are (or, upon filing or taking of such other actions, will be) in full force and effect, and this Agreement creates in favor of the Collateral Trustee for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, subject to Liens permitted under the Parity Lien Documents, securing the payment of the Secured Obligations.
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     (k) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest, subject to Liens permitted under the Parity Lien Documents to be prior to such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been (or contemporaneously herewith will be) duly filed and are (or, upon filing, will be) in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been (or contemporaneously herewith will be) duly submitted for recordation and are (or, upon such submission, will be) in full force and effect, and the actions described in Section 4 with respect to Security Collateral and Sections 5 and 7, which actions to the extent required hereby have been (or contemporaneously herewith will be) taken and are (or, upon the taking of such actions, will be) in full force and effect, or (iii) the exercise by the Collateral Trustee of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.
     (l) The Inventory that has been produced or distributed by such Grantor has been produced in compliance in all material respects with the requirements of all applicable laws, including, without limitation, the Fair Labor Standards Act.
     (m) As to itself and its Intellectual Property Collateral:
     (i) Except as described on Schedule VI or as would not reasonably be expected to have a Material Adverse Effect, to each Grantor’s knowledge, the operation of such Grantor’s business as currently conducted and such Grantor’s use of the Intellectual Property Collateral in connection therewith do not infringe, misappropriate, or dilute the intellectual property rights of any third party.
     (ii) Except as described on Schedule VI, (i) such Grantor is the exclusive owner of all right, title and interest in and to the Intellectual Property Collateral owned by such Grantor and material to such Grantor’s business, (ii) with respect to all Intellectual Property Collateral licensed from third parties, to such Grantor’s knowledge, such Grantor has the right to use all such Intellectual Property Collateral subject only to the terms of the IP Agreements and applicable law or regulation, and (iii) with respect to all other Intellectual Property Collateral, such Grantor has the right to use all such Intellectual Property Collateral subject only to the terms of the IP Agreements and applicable law or regulation and except with respect to third party patents with respect to which such Grantor has no knowledge.
     (iii) The Intellectual Property Collateral set forth on Schedule VI hereto includes all of the patents, patent applications, domain names, trademark registrations and applications, copyright registrations and applications and material IP Agreements owned by such Grantor.
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     (iv) Except as would not reasonably be expected to have a Material Adverse Effect, the patents, copyrights registrations and trademark registrations forming part of the Intellectual Property Collateral are subsisting and have not been adjudged invalid or unenforceable in whole or part. Except as would not reasonably be expected to have a Material Adverse Effect, such Grantor is not aware of any uses of any item of owned and registered Intellectual Property Collateral that could reasonably be expected to lead to such item becoming invalid or unenforceable except as described on Schedule VI.
     (v) Such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes necessary to maintain and protect its interest in each registration owned by such Grantor for a material item of owned and registered Intellectual Property Collateral in full force and effect. Such Grantor has used proper statutory notice in connection with its use of each such material patent, registered trademark and copyright forming part of the Intellectual Property Collateral.
     (vi) Except as described on Schedule VI, no claim, action, suit, investigation, litigation or proceeding is pending or, to such Grantor’s knowledge, has been asserted or threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the Grantor’s rights in or use of any of the Intellectual Property Collateral, (ii) alleging that the Grantor’s rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party, or (iii) alleging that the Intellectual Property Collateral is being licensed or sublicensed in material violation or contravention of the terms of any license or other agreement to which such Grantor is a party; provided that any claim, action, suit, investigation or proceeding that has been initiated but with respect to which such Grantor has not been served with process or otherwise has not received notice thereof shall be deemed to be threatened and not pending. Except as described on Schedule VI, to such Grantor’s knowledge no Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property Collateral or the Grantor’s rights in or use thereof. Except as set forth on Schedule VI hereto or as permitted under the Parity Lien Documents, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the material Intellectual Property Collateral. Except as would not reasonably be expected to have a Material Adverse Effect, the consummation of the transactions contemplated by the Parity Lien Documents will not result in the termination or impairment of any of the Intellectual Property Collateral.
     (vii) With respect to each material IP Agreement (and assuming the due authorization of and execution by any third parties thereto): (A) such IP Agreement is valid and binding and in full force and effect; (B) such IP Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such IP Agreement or otherwise give any party thereto a right to terminate such IP Agreement; (C) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (D) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured and (E) neither such Grantor nor, to such Grantor’s knowledge, any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default by such Grantor or, to Grantor’s knowledge, by any other party thereto or permit termination, modification or acceleration under such IP Agreement by any other party thereto or, to such Grantor’s knowledge, by such Grantor.
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     (viii) To such Grantor’s knowledge, (A) none of the material Trade Secrets of such Grantor has been used, divulged or disclosed without authorization or legal compulsion or has been misappropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor or another Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any material Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in material default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract with such Grantor relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral.
     (ix) Except as described on Schedule VI: (i) no Intellectual Property Collateral owned by such Grantor, (ii) to such Grantor’s knowledge, no Intellectual Property Collateral licensed from third parties, and (iii) no other Intellectual Property Collateral is, in each case, subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any material Intellectual Property Collateral or, except with respect to Intellectual Property Collateral that is required to be registered or patented to be valid and enforceable and is not registered or patented, that would impair the validity or enforceability of such Intellectual Property Collateral.
     (n) The Grantor has no material commercial tort claims (as defined in Section 9-102(13) of the UCC) other than those listed in Schedule VIII hereto.
     Section 9. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary, and all further commercially reasonable action that may be desirable or that the Collateral Trustee may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) if a Parity Lien Event of Default shall have occurred and be continuing or if requested by the Collateral Trustee, mark conspicuously each document included in Inventory, with an individual face value in excess of $200,000 (the aggregate amount of such Inventory not to exceed $1,000,000), each chattel paper included in Receivables and, at the request of the Collateral Trustee, each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Trustee, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper individually or in the aggregate in an amount in excess of $200,000, deliver and pledge to the Collateral Trustee hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Trustee; (iii) authorize and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Trustee may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iv) deliver and pledge to the Collateral Trustee for benefit of
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the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (v) take all commercially reasonable action necessary to ensure that the Collateral Trustee has control of Collateral consisting of deposit accounts (other than those accounts specifically excluded pursuant to Section 5(a), electronic chattel paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and in Section 16 of UETA; (vi) at the request of the Collateral Trustee, take all commercially reasonable action to ensure that the Collateral Trustee’s security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; and (vii) deliver to the Collateral Trustee evidence that all other action that the Collateral Trustee may reasonably deem necessary and all further commercially reasonable action that the Collateral Trustee may deem desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.
     (b) Each Grantor hereby authorizes the Collateral Trustee to, but the Collateral Trustee will not be responsible to, file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Trustee to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.
     (c) Each Grantor will furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Trustee may reasonably request, all in reasonable detail and similar in nature and scope to other statements and schedules required under or constituting a part of this Agreement.
     Section 10. As to Equipment and Inventory. (a) Each Grantor will keep the material Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business or pursuant to the terms of the Parity Lien Documents, or Equipment in transit in the ordinary course of business consistent with past practices) at the places therefor specified in Section 8(b) or, upon 15 days’ prior written notice to the Collateral Trustee, at such other places designated by the Grantor in such notice. Upon the giving of such notice, Schedule IV shall be automatically amended to add any new locations specified in the notice.
     (b) Each Grantor will cause the Equipment of such Grantor to be maintained and preserved in the same condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all necessary repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor will promptly furnish to the Collateral Trustee a statement respecting any loss or damage exceeding $2,000,000 to any of the Equipment or Inventory of such Grantor.
     (c) In producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.
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     Section 11. Insurance. (a) Each Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as are required with respect to the Company and its Subsidiaries by the Parity Lien Documents. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Trustee and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $200,000 per occurrence) to be paid directly to the Collateral Trustee. Each such policy shall in addition (i) name such Grantor and the Collateral Trustee as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Trustee) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Trustee notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Trustee for payment of premiums or other amounts with respect thereto and (iv) provide that at least 30 days’ prior written notice of cancellation or of lapse shall be given to the Collateral Trustee by the insurer. Each Grantor will, if so requested by the Collateral Trustee, deliver to the Collateral Trustee original or duplicate policies of such insurance and, as often as the Collateral Trustee may reasonably request, a report of a reputable insurance broker with respect to such insurance.
     (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 11 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Parity Lien Documents, to pay or as reimbursement for the costs of such repairs or replacements.
     (c) So long as no Parity Lien Event of Default shall have occurred and be continuing, all insurance payments received by the Collateral Trustee in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Trustee to the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Collateral Trustee may reasonably require; provided, however, that in connection with any request for release, the Collateral Trustee shall have received a certificate of an acceptable officer of the Company detailing the items to be released and certifying that such release is permitted under the terms of the Secured Debt Documents. Upon the occurrence and during the continuance of any Parity Lien Event of Default, all insurance payments in respect of Equipment or Inventory shall be paid to the Collateral Trustee and shall, in the Collateral Trustee’s sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 22(b).
     Section 12. Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name (as defined in Section 9-503 of the UCC), type of organization, jurisdiction of organization, organizational identification number or location (as defined in Section 9-307 of the UCC) from those set forth in Section 8(a) of this Agreement without first giving at least 10 Business Days’ prior written notice to the Collateral Trustee and taking all action required by law and/or upon the reasonable request of the Collateral Trustee (which request it will not be required to provide) for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Grantor agrees that it will give the Collateral Trustee notice of any change in the location of the Equipment and Inventory (other than Equipment or Inventory out for repair, in transit or on consignment in the ordinary course of business) or the place where it keeps the copies of the Assigned Agreements and Related Contracts to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor from the locations therefor specified in Sections 8(a) and 8(b) within 10 Business Days after such change. No Grantor will authenticate a security agreement (determined as provided in Section 9-203(d) of the UCC) for obligations in excess of $200,000 without giving the Collateral Trustee 10 Business Days’ prior written notice thereof and taking all action reasonably required by the Collateral Trustee to ensure that the perfection and first priority nature of the Collateral Trustee’s security interest in the Collateral (subject to Liens permitted under the Parity Lien Documents) will be maintained. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Trustee of such organizational identification number.
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     (b) If any Collateral of any Grantor is at any time in the possession or control of a warehouseman, bailee or agent, or if the Collateral Trustee so requests, such Grantor will notify such warehouseman, bailee or agent of the security interest created hereunder.
     (c) Except as otherwise provided in this subsection (c), each Grantor will continue to have the right to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, during a Parity Lien Event of Default at the Collateral Trustee’s direction, will take) such action as such Grantor or, during a Default, the Collateral Trustee may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the Collateral Trustee shall have the right at any time, upon the occurrence and during the continuance of a Parity Lien Event of Default and upon written notice to such Grantor of its intention to do so, to notify each person obligated under any Assigned Agreements, Receivables and Related Contracts (each, an “Obligor”) of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Trustee and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Trustee and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Trustee referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Trustee hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustee in the same form as so received (with any necessary indorsement) to be deposited in a cash collateral account maintained with the Collateral Trustee or such other cash collateral account as may be acceptable to the Collateral Trustee in its sole discretion (which cash collateral account shall be under the sole dominion and control of the Collateral Trustee) and either (A) released to such Grantor, or at its order, on the terms set forth in Section 6 so long as no Parity Lien Event of Default shall have occurred and be continuing or (B) if any Parity Lien Event of Default shall have occurred and be continuing, applied as provided in Section 22(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the Obligor thereof.
     Section 13. As to Intellectual Property Collateral. (a) With respect to each item of its material Intellectual Property Collateral, each Grantor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain its registrations for such Intellectual Property Collateral that is or becomes registered in full force and effect, and (ii) pursue the prosecution and maintenance of each such material patent, trademark, or copyright registration or
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application now pending in the United States and in each other appropriate jurisdiction relating to such material Intellectual Property Collateral as determined in such Grantor’s reasonable business judgment, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and, if deemed advisable by such Grantor, the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without providing to the Collateral Trustee a certificate of an acceptable officer of such Grantor detailing the material Intellectual Property to be discontinued or abandoned and certifying that such action is permitted under the Secured Debt Documents and without the written consent of the Collateral Trustee, discontinue use of or otherwise abandon any material Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer necessary or advisable in the conduct of such Grantor’s business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Grantor will give prompt notice of any such abandonment to the Collateral Trustee.
     (b) Each Grantor agrees promptly to notify the Collateral Trustee if such Grantor becomes aware (i) that any item of material Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor’s ownership of any material Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of material Intellectual Property Collateral.
     (c) In the event that any Grantor becomes aware that any item of material Intellectual Property Collateral is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Trustee and shall take such actions, at its expense, as such Grantor (and, if a Default shall have occurred and be continuing, the Collateral Trustee) deems reasonable and appropriate under the circumstances to protect or enforce such Intellectual Property Collateral, including, without limitation, if deemed advisable by such Grantor, suing for infringement or misappropriation and seeking an injunction against continued infringement or misappropriation.
     (d) Each Grantor shall use commercially reasonable efforts to use proper statutory notice in connection with its use of each item of its material registered Intellectual Property Collateral. Subject to Section 13(a), no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its owned and registered Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer necessary or advisable in the conduct of such Grantor’s business.
     (e) Each Grantor shall take all steps which it (or, if a Default shall have occurred and be continuing, the Collateral Trustee) deems reasonable and appropriate under the circumstances to preserve and protect each item of its material Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks.
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     (f) With respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement (or multiple agreements, as such Grantor reasonably requests to preserve the confidentiality of any unpublished patent applications), in substantially the form set forth in Exhibit C hereto (an “Intellectual Property Security Agreement”), for recording the security interest granted hereunder to the Collateral Trustee in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.
     (g) Each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(g) that is not on the date hereof a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. At the end of each fiscal quarter of the Company, each Grantor shall give prompt written notice to the Collateral Trustee identifying the registered or applied for registration of After-Acquired Intellectual Property, and such Grantor shall execute and deliver to the Collateral Trustee with such written notice, or otherwise authenticate, an IP Security Agreement Supplement covering such registered or applied for After-Acquired Intellectual Property, which IP Security Agreement Supplement the Collateral Trustee may record with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such registered or applied for After-Acquired Intellectual Property.
     Section 14. Voting Rights; Dividends; Etc. (a) So long as no Parity Lien Event of Default shall have occurred and be continuing:
     (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose.
     (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Parity Lien Documents; provided, however, that any and all other dividends, interest and other distributions paid or payable shall be, and shall be forthwith delivered to the Collateral Trustee to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Trustee, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Trustee as Security Collateral in the same form as so received (with any necessary indorsement).
     (iii) The Collateral Trustee will execute and deliver (or cause to be executed and delivered) to each Grantor all such instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.
     (b) Upon the occurrence and during the continuance of a Parity Lien Event of Default:
     (i) All rights of each Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Collateral Trustee, cease and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.
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     (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustee as Security Collateral in the same form as so received (with any necessary indorsement).
     (iii) The Collateral Trustee shall be authorized to send to each Securities Intermediary as defined in and under any securities Account Control Agreement a Notice of Exclusive Control as defined in and under such Securities Account Control Agreement.
     Section 15. As to the Assigned Agreements. (a) Each Grantor will at its expense furnish to the Collateral Trustee promptly upon receipt thereof copies of all material notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (i) furnish to the Collateral Trustee such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Trustee may reasonably request and (ii) upon reasonable request of the Collateral Trustee, make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.
     (b) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the pledge to the Collateral Trustee for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.
     Section 16. Payments Under the Assigned Agreements. (a) In addition to the other provisions of this Agreement, upon the occurrence of a Parity Lien Event of Default, each Grantor agrees that, at the request of the Collateral Trustee, it shall instruct each other party to each Assigned Agreement to which it is a party that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to a Cash Collateral Account.
     (b) All moneys received or collected pursuant to subsection (a) above shall be applied as provided in Section 22(b).
     Section 17. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Trustee, intends to (and hereby does) assign to the Collateral Trustee its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Each Grantor will promptly use commercially reasonable efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent in form and substance reasonably satisfactory to the Collateral Trustee and deliver written evidence of such consent to the Collateral Trustee.
     (b) Upon the occurrence of a Parity Lien Event of Default, each Grantor will, promptly upon request by the Collateral Trustee, (i) notify (and such Grantor hereby authorizes the Collateral Trustee to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Trustee hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Trustee or its designee and (ii) arrange for the Collateral Trustee to become the transferee beneficiary of letter of credit.
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     Section 18. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Parity Lien Documents, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Parity Lien Documents.
     (b) Each Grantor agrees that it will (i) cause each Subsidiary that is an issuer of the Pledged Interests pledged by such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Interests issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities.
     Section 19. Collateral Trustee Appointed Attorney-in-Fact. (a) Each Grantor hereby irrevocably appoints the Collateral Trustee such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of a Parity Lien Event of Default, in the Collateral Trustee’s discretion, to take any action and to execute any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
     (i) to obtain and adjust insurance required to be paid to the Collateral Trustee pursuant to the Parity Lien Documents,
     (ii) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
     (iii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above, and
     (iv) to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Trustee with respect to any of the Collateral.
     (b) Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 19 is irrevocable and coupled with an interest and shall be effective until all Secured Obligations have been paid in full in cash.
     Section 20. Collateral Trustee May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Trustee may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by such Grantor under the Parity Lien Documents.
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     Section 21. The Collateral Trustee’s Duties. (a) The powers conferred on the Collateral Trustee hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.
     (b) Anything contained herein to the contrary notwithstanding, the Collateral Trustee may from time to time, when the Collateral Trustee deems it to be necessary, with prior notice to the Grantors unless a Parity Lien Event of Default has occurred and is continuing, appoint one or more subagents (each a “Subagent”) for the Collateral Trustee hereunder with respect to all or any part of the Collateral. In the event that the Collateral Trustee so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Trustee, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Trustee, with all rights, powers, privileges, protections, exemptions from liability, interests and remedies of the Collateral Trustee hereunder with respect to such Collateral, and (iii) the term “Collateral Trustee,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Trustee with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Trustee.
     (c) The Collateral Trustee shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Secured Debt Default unless and until directed by an Act of Required Debtholders stating that a Secured Debt Default has occurred. The Collateral Trustee shall have no obligation whatsoever either prior to or after such Act of Required Debtholders to inquire whether a Secured Debt Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such Act of Required Debtholders.
     (d) The Collateral Trustee shall be under no obligation or duty to take any action under this Agreement or any of the Parity Lien Documents or otherwise if taking such action (i) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified.
     Section 22. Remedies. If any Parity Lien Event of Default shall have occurred and be continuing:
     (a) The Collateral Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place and time to be designated by the Collateral Trustee that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the
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Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten business days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) Any cash held by or on behalf of the Collateral Trustee and all cash proceeds received by or on behalf of the Collateral Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Trustee, be held by the Collateral Trustee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Trustee pursuant to Section 23) in whole or in part by the Collateral Trustee for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in a manner set forth in Section 3.4 of the Collateral Trust Agreement. Any surplus of such cash or cash proceeds held by or on behalf of the Collateral Trustee and remaining after payment in full of all of the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.
     (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustee in the same form as so received (with any necessary indorsement).
     (d) The Collateral Trustee may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.
     (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Trustee or its designee such Grantor’s know-how and expertise relating to such Intellectual Property Collateral, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor that relate to such Intellectual Property Collateral.
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     (f) If the Collateral Trustee shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 22, each Grantor agrees that, upon request of the Collateral Trustee, such Grantor will, at its own expense, do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.
     (g) The Collateral Trustee is authorized, in connection with any sale of the Security Collateral pursuant to this Section 22, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral any information in its possession relating to such Security Collateral.
     Section 23. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save each Secured Party and each of its Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from, and hold harmless each Indemnified Party against, and shall pay on written demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for any Indemnified Party) incurred by or asserted against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.
     (b) Each Grantor will upon demand pay to the Collateral Trustee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Trustee may incur in connection with (i) the preparation, execution, delivery, administration, modification and amendment of, or any consent or waiver under this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor and (iii) the enforcement of this Agreement or the exercise, enforcement or protection of the rights of the Collateral Trustee or the other Secured Parties hereunder.
     Section 24. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustee and, with respect to any amendment, such Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Trustee or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
     (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each, a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Parity Lien Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Parity Lien Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I — IX attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I — IX, respectively, hereto, and the Collateral Trustee may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.
Terremark — Security Agreement

     Section 25. Notices, Etc. All notices and other communications provided for hereunder shall be either (i) in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or otherwise delivered or (ii) by electronic mail (if electronic mail addresses are designated as provided below) confirmed immediately in writing, in the case of the Company or the Collateral Trustee, addressed to it at its address specified in the Collateral Trust Agreement and, in the case of each Grantor other than the Company, addressed to it at its address set forth opposite such Grantor’s name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed, sent by electronic mail or otherwise, be effective when deposited in the mails, delivered to the telegraph company, telecopied, confirmed by telex answerback, sent by electronic mail and confirmed in writing, or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Collateral Trustee shall not be effective until received by the Collateral Trustee. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.
     Section 26. Continuing Security Interest; Assignments and Transfer under the Parity Lien Documents. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Discharge of Parity Lien Obligations has occurred, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Secured Parties and their respective successors and permitted assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations hereunder to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as provided in the Parity Lien Documents.
     Section 27. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Parity Lien Documents, the Collateral Trustee will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Trustee, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Trustee and a certificate of such Grantor and, if reasonably requested by the Collateral Trustee, an opinion of counsel to the effect that the transaction is in compliance with the Parity Lien Documents and as to such other matters as the Collateral Trustee may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance the Parity Lien Documents shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Trustee when and as required under the Parity Lien Documents.
     (b) Upon the occurrence of the conditions set forth in the Collateral Trust Agreement, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Trustee shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. To the extent a release is expressly permitted pursuant to Section 4.1 of the Collateral Trust Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Trustee shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Trustee, including financing statement amendments to evidence such release.
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     The Collateral Trustee shall release all or any portion of the Collateral solely on the terms and subject to the condition set forth in Section 4.1 of the Collateral Trust Agreement.
     Section 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission) shall be effective as delivery of an original executed counterpart of this Agreement.
     Section 29. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.
     Section 30. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of law principles that would cause the law of another jurisdiction to apply (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
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     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

TERREMARK WORLDWIDE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TERREMARK NORTH AMERICA, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TERREMARK EUROPE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131
Terremark — Security Agreement

TERRENAP DATA CENTERS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

PARK WEST TELECOMMUNICATIONS INVESTORS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TECOTA SERVICES CORP.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131
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TECHNOLOGY CENTER OF THE AMERICAS, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TERREMARK FEDERAL GROUP, INC.
By:	/s/ Nelson Fonseca
	Name:	Nelson Fonseca
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TERREMARK FINANCIAL SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131
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TERREMARK FORTUNE HOUSE #1, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TERREMARK LATIN AMERICA, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TERREMARK MANAGEMENT SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131
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TERREMARK REALTY, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TERREMARK TECHNOLOGY CONTRACTORS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

TERREMARK TRADEMARK HOLDINGS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131
Terremark — Security Agreement

TERRENAP SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

SPECTRUM TELECOMMUNICATIONS CORP.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

NAP OF THE CAPITAL REGION, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

NAP WEST, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Address for notices:
2 S. Biscayne Blvd.
Suite 2800
Miami, FL 33131

Exhibit A to the
Security Agreement
FORM OF SECURITY AGREEMENT SUPPLEMENT
[Date of Security Agreement Supplement]
U.S. Bank National Association,
  as the Collateral Trustee for the
  Secured Parties referred to in the
Collateral Trust Agreement referred to below
60 Livingston Avenue
EP-MN WS3C
St. Paul, MN 55107-2292
Attn: Corporate Trust Administration
TERREMARK WORLDWIDE, INC.
Ladies and Gentlemen:
     Reference is made to (i) the Indenture dated as of June 24, 2009 (the “Indenture”), among Terremark Worldwide, Inc., a Delaware corporation, the Guarantors (as defined therein), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), (ii) the Security Agreement dated June 24, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of U.S. Bank National Association, (“US Bank”), as collateral trustee (in such capacity, and together with any successor collateral trustee appointed pursuant to the Collateral Trust Agreement, the “Collateral Trustee”), for the Secured Parties and (iii) the Collateral Trust Agreement among the Company, the other Grantors, the Collateral Trustee, the Trustee and the other parties party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”). Terms defined in the Indenture, Collateral Trust Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Indenture, Collateral Trust Agreement or the Security Agreement, as the context may require.
     SECTION 1. Grant of Security. The undersigned hereby grants to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.
     SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Parity Lien Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.
Terremark — Form of Security Agreement Supplement

     SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through IX to Schedules I through IX, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.
     SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.
     SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.
     SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of law principles that would cause the law of another jurisdiction to apply (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

Very truly yours, [NAME OF ADDITIONAL GRANTOR]
By:
Title:

Address for notices:
_______________________
_______________________
_______________________
Terremark — Form of Security Agreement Supplement

Exhibit B to the
Security Agreement
FORM OF ACCOUNT CONTROL AGREEMENT
     ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of [___, ___], among___, a ___(the “Grantor”), [___], as Collateral Trustee (the “Secured Party”), and ___, a ___(“___”), as depository bank (the “Account Holder”).
     PRELIMINARY STATEMENTS:
     (1) The Grantor has granted the Secured Party a security interest (the “Security Interest”) in the following accounts maintained by the Account Holder for the Grantor (each, an “Account” and collectively, the “Accounts”):
     [Insert account numbers and other identifying information.]
     (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York (“N.Y. Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.
     NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:
     SECTION 1. The Accounts. Each of the Grantor and Account Holder represents and warrants to, and agrees with, the Secured Party that:
     (a) The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor is, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).
     (b) To the extent that funds are credited to any Account, such Account is a deposit account. The Account Holder is the bank with which each Account that is a deposit account is maintained. The Grantor is (i) the Account Holder’s customer with respect to the Accounts and (ii) the entitlement holder with respect to financial assets credited from time to time to any Account.
     (c) Notwithstanding any other agreement to the contrary, the Account Holder’s jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.
     (d) The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.
Terremark — Form of Account Control Agreement

     SECTION 2. Control by Secured Party. Upon receipt of a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account (a “Notice of Exclusive Control” with respect to such Account) and prior to a notice from the Secured Party that such Notice of Exclusive Control is terminated, the Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property (including, without limitation, funds and financial assets) in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an “Account Direction”), in each case of clauses (i), (ii) and (iii) above originated by the Secured Party without further consent by the Grantor or any other Person.
     SECTION 3. Grantor’s Rights in Accounts.
     (a) Except as otherwise provided in this Section 3, the Account Holder will comply with Account Directions and other directions concerning each Account originated by the Grantor without further consent by the Secured Party.
     (b) Upon receipt of a Notice of Exclusive Control and prior to a notice from the Secured Party that such Notice of Exclusive Control is terminated, the Account Holder will comply only with Account Directions originated by the Secured Party and will cease:
     (i) complying with Account Directions or other directions concerning such Account originated by the Grantor and
     (ii) distributing to the Grantor interest and dividends on property (including, without limitation, funds and financial assets) in such Account.
     SECTION 4. Priority of Secured Party’s Security Interest. (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder (A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure or to satisfy, payment (1) for such property, (2) for its customary fees and expenses for the routine maintenance and operation of such Account, and (3) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.
     (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to any Account.
     SECTION 5. Statements, Confirmations, and Notices of Adverse Claims. (a) Upon request by the Secured Party, the Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Secured Party and the Grantor.
Terremark — Form of Account Control Agreement

     (b) When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.
     SECTION 6. The Account Holder’s Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Secured Party for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.
     (b) The Account Holder will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.
     (c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party’s agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.
     SECTION 7. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and reasonable out-of-pocket expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder’s gross negligence or willful misconduct as found by a court of competent jurisdiction in a final judgment.
     SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Account Holder and the Grantor. If the Secured Party notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.
     (b) The Account Holder may terminate this Agreement on 60 days’ prior notice to the Secured Party and the Grantor, provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.
     (c) Sections 6 and 7 will survive termination of this Agreement.
     SECTION 9. Governing Law. This Agreement and each Account will be governed by the law of the State of New York without regard to its conflict of law principles that would cause the law of another jurisdiction to apply (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). The Account Holder and the Grantor may not change the law governing any Account without the Secured Party’s express prior written agreement.
Terremark — Form of Account Control Agreement

     SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.
     SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.
     SECTION 12. Financial Assets. The Account Holder agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.
     SECTION 13. Notices. Any notice or other communication to a party under this Agreement shall be in writing (except that Account Directions may be given orally), shall be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties and shall be effective on receipt.
     SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.
     SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

Address:
_________________________
_________________________
Terremark — Form of Account Control Agreement

[___], as Collateral Trustee
By:
Name:
Title:

Address:
_______________________
_______________________
_______________________

[NAME OF ACCOUNT HOLDER]
By:
Name:
Title:

Address:
_______________________
_______________________
_______________________
Terremark — Form of Account Control Agreement

EXHIBIT A
[Statements of the various Accounts showing the property credited to each Account]

Exhibit C to the
Security Agreement
FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT
     INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated June 24, 2009, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of U.S. Bank National Association, (“US Bank”), as collateral trustee (the “Collateral Trustee”) for the Secured Parties (as defined in the Indenture referred to below).
     WHEREAS, Terremark Worldwide, Inc., a Delaware corporation (the “Company”) and the Grantors have entered into an Indenture dated as of June 24, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee, (the “Trustee”) and the Guarantors party thereto.
     WHEREAS, the Company and the Grantors have entered into a Collateral Trust Agreement with the Collateral Trustee, the Trustee and the other parties party thereto (the “Collateral Trust Agreement”). Terms defined in the Indenture or the Collateral Trust Agreement and not otherwise defined herein are used herein as defined in the Indenture or Collateral Trust Agreement.
     WHEREAS, as a condition precedent to the entry into the Parity Lien Documents by the Parity Lien Representatives and the other holders of Parity Lien Obligations, each Grantor has executed and delivered that certain Security Agreement dated June 24, 2009, made by the Grantors to the Collateral Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).
     WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:
     SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Trustee for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):
     (i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);
     (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);
Terremark — Form of IP Security Agreement

     (iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);
     (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;
     (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and
     (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.
     SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Parity Lien Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Parity Lien Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.
     SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.
     SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Trustee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.
     SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of law principles that would cause the law of another jurisdiction to apply (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
Terremark — Form of IP Security Agreement

     IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

TERREMARK WORLDWIDE, INC.
By:
Name:
Title:

Address for notices:
_______________________
_______________________
_______________________

[SUBSIDIARY].
By:
Name:
Title:

Address for notices:
_______________________
_______________________
_______________________
Terremark — Form of IP Security Agreement

[SUBSIDIARY].
By:
Name:
Title:

Address for notices:
_______________________
_______________________
_______________________
Terremark — Form of IP Security Agreement

Exhibit D to the
Security Agreement
FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT
     INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (“IP Security Agreement Supplement”) dated [___, ___], is made by the Person listed on the signature page hereof (the “Grantor”) in favor of U.S. Bank National Association, (“US Bank”), as collateral trustee (the “Collateral Trustee”) for the Secured Parties (as defined in the Indenture referred to below).
     WHEREAS, Terremark Worldwide, Inc., a Delaware corporation, has entered into an Indenture dated as of June 24, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee, (the “Trustee”) and the Guarantors party thereto.
     WHEREAS, the Company and the Grantors have entered into a Collateral Trust Agreement with the Collateral Trustee, the Trustee and the other parties party thereto (the “Collateral Trust Agreement”). Terms defined in the Indenture or the Collateral Trust Agreement and not otherwise defined herein are used herein as defined in the Indenture or Collateral Trust Agreement.
     WHEREAS, pursuant to the Indenture and the Collateral Trust Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated June 24, 2009 made by the Grantor and such other Persons to the Collateral Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated June 24, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”).
     WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:
     SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Additional Collateral”):
     (i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);
     (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);
Terremark — Form of IP Security Agreement Supplement

     (iii) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);
     (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;
     (v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and
     (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.
     SECTION 2. Supplement to Security Agreement. Schedule VI to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.
     SECTION 3. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Secured Obligations of the Grantor now or hereafter existing under or in respect of the Parity Lien Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.
     SECTION 4. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.
     SECTION 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Trustee with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.
     SECTION 6. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of law principles that would cause the law of another jurisdiction to apply (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
Terremark — Form of IP Security Agreement Supplement

     IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

Address for notices:
_______________________
_______________________
_______________________
Terremark — Form of IP Security Agreement Supplement